CARNE HEDGED EQUITY FUND (the “Fund”)

Supplement dated November 6, 2015 to the Prospectus and Statement of Additional Information (“SAI”) dated March 1, 2015, as supplemented October 30, 2015

On November 6, 2015, the Board of Trustees (“Board”) of Forum Funds (the “Trust”) approved a Plan of Liquidation and Dissolution (the “Plan”) pursuant to which the assets of the Fund, which is a series of the Trust, will be liquidated and the proceeds remaining after payment of or provision for liabilities and obligations of the Fund will be distributed to shareholders. The Fund’s Board approved the Plan based on a variety of factors, including recent Fund performance, the inability of the Fund to garner additional assets,  the relatively small asset size of the Fund,  recent significant shareholder redemptions, and other factors. Accordingly, the Board concluded that it is in the best interest of the Fund’s shareholders to liquidate the Fund pursuant to the Plan.

In anticipation of a possible  liquidation, as of October 30, 2015, the Fund had converted its portfolio to cash, and stopped accepting purchases. However, reinvestment of dividends on existing shares in accounts which have selected that option will continue until the liquidation. As of October 30, 2015, the Fund was no longer pursuing its investment objective.

The Fund anticipates that it will complete the liquidation on or around the close of business on December 7, 2015 (the “Liquidation Date”). Shares may be redeemed up until the Liquidation Date. On the Liquidation Date, the Fund will make liquidating distributions to each remaining shareholder, equal to the shareholder’s proportionate interest in the net assets of the Fund, in complete redemption and cancellation of the Fund’s shares held by the shareholder, and thereafter the Fund will be terminated and dissolved.

You should consult your tax adviser to discuss the Fund’s liquidation and determine its tax consequences, including shareholders in tax deferred accounts such as individual retirement accounts, 401(k) accounts and 403(b) accounts.

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For more information, please contact a Fund customer service representative toll free at
(877) 356-9055

PLEASE RETAIN FOR FUTURE REFERENCE.